EXHIBIT 10.1

                         FORM OF SUBSCRIPTION AGREEMENT


To: Easy CD Yearbook, Inc.
Attn: Zahirali Kaba, Secretary

     1. APPLICATION. The undersigned ("Investor"), intending to be legally bound, hereby subscribes for 2,500,000 Shares of the $.0001 par value Common Stock ("Securities") of Easy Cd Yearbook, Inc., a Nevada corporation (the "Company") at a purchase price of $0.001 per Share, equaling a total price of $2,500.

     The undersigned understands that his/her Subscription to purchase Securities may be accepted or rejected in whole or in part by the Company in its sole discretion. Enclosed is the undersigned's check made payable to the Company.

     2. REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants as follows:

     (a) The Securities are being purchased solely for the undersigned's account, for investment purposes only and not with a view to the distribution of said Securities and not with a view to assignment or resale thereof, and no other person will have a direct or indirect beneficial interest in such Securities.

     (b) The undersigned, if a corporation, partnership, trust or other entity is authorized and otherwise duly qualified to purchase and hold the Securities and to enter into this Subscription Agreement.

     3. MISCELLANEOUS.

     (a) This Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and permitted assigns.

     (b) This Subscription Agreement has been duly and validly authorized, executed and delivered by the undersigned and constitutes the valid, binding and enforceable agreement of the undersigned. If this Subscription Agreement is being completed on behalf of a corporation, partnership, or trust, it has been completed and executed by an authorized corporate officer, general partner, or trustee.

     (c) This Subscription Agreement referred to herein constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements relating to the purchase of these Securities.

     (d) Within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions or provide such further assurances as reasonably may be necessary to correct any errors in documentation or to comply with any and all laws to which the Company is subject.

     (e) The Company shall be notified immediately of any change in any of the information contained above occurring prior to the undersigned's purchase of the Securities or at any time thereafter for so long as the undersigned is a holder of the Securities.

     4. REPRESENTATIONS. The undersigned hereby additionally represents and warrants that:

     (I) The undersigned is purchasing for his/her/its own account and not on behalf of any other person.

     (II) The undersigned will not sell or assign the Securities except in accordance with the provisions of the Securities Act of 1933, as amended, or pursuant to the registration Requirements under the Act, or pursuant to an available exemption under the Act such as Rule 144, which requires a prior holding period of not less than one year from date of purchase.

     (III)Share certificates shall bear an appropriate restrictive legend that restricts the further sale or assignment of the Securities except in accordance with the foregoing provisions set forth above.

     (IV) The undersigned is aware that there is no public market for the Company's Securities that the transfer of Securities is subject to certain restrictions according to law and that, as a consequence, it may not be possible for the undersigned to liquidate the Securities, which may have to be held indefinitely, which makes this offering an illiquid investment.

     The undersigned has executed this Subscription Agreement this 27 day of June, 2006.

             2,500,000                 x $ 0.001            = $2,500 USD
     (Shares being purchased)                            (Subscription Price)

If the Investor is an individual, check whether purchased as [ ] JOINT TENANTS, as [ ] TENANTS IN COMMON, as [ ] COMMUNITY PROPERTY, or as an [X] Individual.

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
SECURITIES SHOULD BE ISSUED IN THE NAME(S) OF:


ALMAYMOON MAWJI
------------------------------------------      -----------------------------------------------
(Print or Type Owner's Name)                    (Print or Type Owner's Name)

376 PANATELLA BLVD NW
------------------------------------------      -----------------------------------------------
(Owner's Mailing Address)                       (Owner's Mailing Address)

CALGARY                             T3K0G7
------------------------------------------      -----------------------------------------------
(City)               (State)         (Zip)      (City)                    (State)         (Zip)


------------------------------------------      -----------------------------------------------
(Telephone)                                     (Telephone)

/s/ ALMAYMOON MAWJI
------------------------------------------      -----------------------------------------------
(Signature of Investor)                         (Signature of Investor)

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
SUBSCRIPTION ACCEPTED AND AGREED TO

This 27 Day of June 2006


/s/ ZAHIRALI KABA
---------------------------------
EASY CD YEARBOOK , INC.
ZAHIRALI KABA

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